ALLEGIANT FUNDS

                                    R Shares

                Supplement dated March 20, 2006 to the Prospectus dated October 1, 2005, as previously supplemented

 This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

CONVERSION OF CLASS R SHARES

The Board of Trustees of Allegiant Funds ("Allegiant") has approved the conversion of Class R Shares of each investment portfolio of Allegiant (the "Fund(s)") into Class A Shares of the same Fund (the "Conversion") as being in the best interests of the holders of Class R Shares. As a result of the Conversion, each outstanding Class R Share will be automatically exchanged for Class A Shares of the same Fund, with an aggregate net asset value equal to the aggregate net asset value of the Class R Shares so exchanged. Any applicable contingent deferred sales charge attributable to Class R Shares or sales charge attributable to Class A Shares will be waived for Shares exchanged or acquired in connection with the Conversion.

It is anticipated that the Conversion will be tax-free for federal income tax purposes, which means that holders of Class R Shares of each Fund would not have a taxable gain or loss on the conversion of their Shares. The Class R Shares Conversion is the result of a low level of assets currently invested in Class R Shares and the projected lack of asset growth in Class R Shares over the short and long term. The Conversion will allow Class R shareholders to benefit from the lower expense structure associated with Class A Shares. The Board determined that the Conversion will not have a material adverse effect on the holders of either Class A Shares or Class R Shares Classes.

The Conversion is expected to occur on or about May 19, 2006 (the "Conversion Date"). The R Shares Class will be closed to new investors on March 31, 2006. Existing shareholders may continue to purchase and redeem Class R Shares, and will continue to receive dividends and distributions in additional Class R Shares (unless they have elected to receive dividends and distributions in cash) until the close of business on the Conversion Date. Copies of the Prospectus for Class A Shares may be obtained by contacting the Funds at WWW.ALLEGIANTFUNDS.COM, by calling 1-800-622-FUND (3863), or by writing the Funds at P.O. Box 8421, Boston, Massachusetts 02266-8421.

Please contact Allegiant Funds at 1-800-622-FUND (3863) for more information.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE